UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2013

RED HAT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33162	06-1364380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 E. Davie St., Raleigh, North Carolina 27601

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (919) 754-3700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 8, 2013, the stockholders of Red Hat, Inc. (the “Company”) approved an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “Charter”), and an amendment and restatement of the Company’s Amended and Restated By-Laws (the “By-Laws”) to phase out the classified structure of the Company’s Board of Directors (the “Board”) and provide for the annual election of directors. The amendment to the Charter and the amendment and restatement of the By-Laws became effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware on August 13, 2013. A copy of the Certificate of Amendment and the Amended and Restated By-Laws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K.

On August 8, 2013, the Board approved the Fourth Amended and Restated Certificate of Incorporation (the “Restated Charter”) that restated and integrated, but did not further amend, the Charter (as amended through the filing of the Certificate of Amendment). The Restated Charter was effective upon filing with the Secretary of State of the State of Delaware on August 13, 2013. A copy of the Restated Charter is filed as Exhibit 3.3 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On August 8, 2013, the Company held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 189,294,180 shares of common stock outstanding as of June 14, 2013, the record date, 169,299,428 shares were represented at the Annual Meeting (in person or by proxy), constituting 89.44% of the outstanding shares entitled to vote.

At the Annual Meeting, stockholders of the Company (1) elected W. Steve Albrecht, Jeffrey J. Clarke and General H. Hugh Shelton (U.S. Army Retired) as directors of the Company, each to serve for a three-year term as a Class II director, (2) ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2014, (3) approved a non-binding advisory resolution relating to the Company’s executive compensation, (4) approved an amendment to the Charter to phase out the Company’s classified Board and (5) approved an amendment and restatement of the By-Laws to phase out the Company’s classified Board.

The final voting results are set forth below.

1.	The election of three members to the Board, each to serve for a three-year term as a Class II director:

Nominee	For	Against	Abstain	Broker Non-Votes
W. Steve Albrecht	158,867,839	1,328,912	118,846	8,983,831
Jeffrey J. Clarke	158,793,210	1,404,519	117,868	8,983,831
General H. Hugh Shelton (U.S. Army Retired)	158,783,072	1,421,259	111,266	8,983,831

2.	Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2014:

For	Against	Abstain	Broker Non-Votes
167,418,364	1,564,898	316,166	—

3.	Approval, on an advisory basis, of the following non-binding resolution relating to the Company’s executive compensation:

RESOLVED, that the compensation paid to the Company’s Named Officers, as disclosed in the Compensation Discussion and Analysis section, compensation tables and narrative discussion of the Proxy Statement for the 2013 Annual Meeting of Stockholders, is hereby APPROVED.

For	Against	Abstain	Broker Non-Votes
157,536,704	2,568,301	210,293	8,984,130

4.	Approval of an amendment to the Charter to phase out the Company’s classified Board:

For	Against	Abstain	Broker Non-Votes
159,970,305	88,539	256,454	8,984,130

5.	Approval of an amendment and restatement of the By-Laws to phase out the Company’s classified Board:

For	Against	Abstain	Broker Non-Votes
159,967,104	91,179	257,015	8,984,130

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

3.1	Certificate of Amendment of Third Amended and Restated Certificate of Incorporation of Red Hat, Inc.

3.2	Amended and Restated By-Laws of Red Hat, Inc.

3.3	Fourth Amended and Restated Certificate of Incorporation of Red Hat, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2013	RED HAT, INC.

	By:	/s/ R. Brandon Asbill
Name: R. Brandon Asbill
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of Third Amended and Restated Certificate of Incorporation of Red Hat, Inc.

3.2	Amended and Restated By-Laws of Red Hat, Inc.

3.3	Fourth Amended and Restated Certificate of Incorporation of Red Hat, Inc.